UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 22, 2020

VERITEX HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Texas	001-36682	27-0973566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8214 Westchester Drive, Suite 800
Dallas, Texas 75225
(Address of principal executive offices)

(972) 349-6200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VBTX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 19, 2020, Veritex Holdings, Inc. (the "Company") held the 2020 annual meeting of shareholders, at which a quorum was present, to consider and act upon the following matters:

Proposal 1 - The election of thirteen nominees to serve as directors until the 2021 annual meeting of shareholders, and until each of their successors is duly elected and qualified or until their earlier resignation or removal. The table below contains a summary of the number of votes for, votes withheld and broker non-votes for each nominated director:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
C. Malcolm Holland, III	36,703,430	1,137,571	6,803,031
Pat S. Bolin	37,212,470	628,531	6,803,031
April Box	37,634,085	206,916	6,803,031
Blake Bozman	37,660,271	180,730	6,803,031
William D. Ellis	25,858,600	11,982,401	6,803,031
William E. Fallon	37,621,158	219,843	6,803,031
Ned N. Fleming, III	37,058,535	782,466	6,803,031
Mark C. Griege	36,384,439	1,456,562	6,803,031
Gordon Huddleston	37,654,434	186,567	6,803,031
Steven D. Lerner	37,603,030	237,971	6,803,031
Manuel J. Mehos	17,494,947	20,346,054	6,803,031
Gregory B. Morrison	37,642,051	198,950	6,803,031
John T. Sughrue	36,002,588	1,838,413	6,803,031

Proposal 2 - A non-binding advisory vote on the compensation of the Company's named executive officers for the year ended December 31, 2019. The table below contains a summary of the number of votes for, votes against, votes abstained and broker non-votes for this proposal:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
35,788,572	1,812,750	239,679	6,803,031

Proposal 3 - Ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020. The table below contains a summary of the number of votes for, votes against, votes abstained and broker non-votes for this proposal:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
44,548,902	76,322	18,808	—

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veritex Holdings, Inc.

By:	/s/ C. Malcolm Holland, III
C. Malcolm Holland, III
Chairman and Chief Executive Officer
Date:	May 22, 2020